                         FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of October 30, 1998, is entered into among Sun Healthcare Group, Inc., a Delaware corporation ("Borrower"), the entities listed on the signature pages hereto as Lenders (collectively, "Lenders"), the co-agents listed on the signature pages hereto as Co-Agents (collectively, the "Co-Agents"), and NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, "the Administrative Agent").


                                      BACKGROUND

     1. The Borrower, the Lenders, the Co-Agents and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 8, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of November 12, 1997, that certain Second Amendment to Credit Agreement, dated as of March 27, 1998, and that certain Third Amendment to Credit Agreement, dated as of May 29, 1998 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement)

     2. The Borrower, the Lenders, the Co-Agents and the Administrative Agent desire to (a) amend the Credit Agreement to make certain changes therein and (b) provide a waiver with respect to the Acquisition by the Borrower of all of the issued and outstanding capital stock of Alpha Healthcare Limited, which stock is not owned by the Borrower on October 30, 1998, whereby Alpha Healthcare Limited shall become a wholly-owned Subsidiary of the Borrower, for an Acquisition Consideration not to exceed $60,000,000 (the "Alpha Acquisition").

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Co-Agents and the Administrative Agent covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (1)  The definition of "APPLICABLE LIBOR RATE MARGIN" set forth in
SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'APPLICABLE LIBOR RATE MARGIN' means the following per annum percentages, applicable in the following situations:



                                                                  Facility A Term
                                                                   Loan Advances         Facility B         Facility C
                                                                   and Revolving          Term Loan         Term Loan
                         Applicability                            Credit Advances         Advances           Advances
                         -------------                            ---------------         --------           --------

 (a)  INITIAL PRICING PERIOD                                           2.50%                2.75%              3.00%

 (b)  SUBSEQUENT PRICING PERIOD

      (i)     The Leverage Ratio is equal                              2.75%                3.00%              3.25%
                   to or greater than
                   6.50 to 1

      (ii)    The Leverage Ratio is less                               2.50%                2.75%              3.00%
                   than 6.50 to 1 but is
                   equal to or greater
                   than 6.00 to 1

      (iii)   The Leverage Ratio is less                               2.25%                2.75%              3.00%
                   than 6.00 to 1 but is
                   equal to or greater
                   than 5.50 to 1

      (iv)    The Leverage Ratio is less                               2.00%                2.75%              3.00%
                   than 5.50 to 1 but is
                   equal to or greater
                   than 5.00 to 1

      (v)     The Leverage Ratio is less                               1.75%                2.75%              3.00%
                   than 5.00 to 1 but is
                   equal to or greater
                   than 4.50 to 1

      (vi)    The Leverage Ratio is less                               1.50%                2.50%              2.75%
                   than 4.50 to 1 but is
                   equal to or greater
                   than 4.00 to 1

      (vii)   The Leverage Ratio is less                               1.25%                2.25%              2.50%
                   than 4.00 to 1 but is
                   equal to or greater
                   than 3.50 to 1

      (viii)  The Leverage Ratio is less                               1.00%                2.25%              2.50%
                   than 3.50 to 1 but is
                   equal to or greater
                   than 3.00 to 1

      (ix)    The Leverage Ratio is less                               0.75%                2.25%              2.50%
                   than 3.00 to 1



     During the Subsequent Pricing Period, the Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the Leverage Ratio; PROVIDED, that (A) each adjustment in the Applicable LIBOR Rate Margin shall be effective as of the fifth day following the date of receipt by the Administrative Agent of the financial statements required pursuant to
     SECTION 6.1 or 6.2 hereof (and corresponding Compliance Certificate), as appropriate and (B) from and including October 30, 1998 until any adjustment in the Applicable LIBOR Rate Margin as provided in clause (A) immediately preceding, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is equal to or greater than 6.50 to 1. If financial statements (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Agent by the fifth day following the date required pursuant to SECTION 6.1 or 6.2 hereof, as appropriate, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is equal to or greater than 6.50 to 1 until such time as such financial statements and Compliance Certificate are received."

     (2) The definition of "COMPLIANCE CERTIFICATE" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'COMPLIANCE CERTIFICATE' means a certificate, signed by the Chief Financial Officer, Vice President-Finance or Treasurer of the Borrower in substantially the form of EXHIBIT G hereto, appropriately completed. For purposes hereof, all references in this Agreement to chief financial officer as related to the Compliance Certificate shall also mean and include the Vice President-Finance or the Treasurer of the Borrower."

     (3) The definition of "DOMESTIC EBITDA" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'DOMESTIC EBITDA' means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Restricted Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business, and charges and expenses related to this Agreement, (iii) charges related to settlement of the Shareholder Lawsuits and the Golden Care or SunCare Litigation as described in the Borrower's Form 10-K filed immediately prior to the Agreement Date not to exceed in aggregate amount the remainder of $31,000,000 minus any insurance proceeds received in connection with any such settlement, (iv) charges related to the RCA Acquisition, the Contour Acquisition, the Acquisition of Regency and non-recurring items recognized by RCA which would have qualified as purchase accounting adjustments had the RCA Acquisition been accounted for as a purchase rather than a pooling not to exceed $65,000,000 in aggregate amount and (v) charges taken by RCA not to exceed $20,000,000 in aggregate amount related to impairment loss, as determined by Statement of Financial Accounting Standards No. 121, provided that items, charges and expenses set forth above (including, without limitation, the charges set forth in clauses
     (iii), (iv) and (v) immediately preceding) shall apply to the period in which such items, charges and expenses are set forth in the financial statements delivered to the Lenders pursuant to SECTION 6.1 or 6.2 hereof, as appropriate), plus (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation and amortization, plus (c) to the extent included in determining pre-tax net income, Dividends paid in respect of the Sun Financing Preferred Securities, in each case for the four fiscal quarters immediately preceding the date of determination. For purpose of the calculation of Domestic EBITDA with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, Domestic EBITDA shall be adjusted, on a pro-forma basis, to
     (i) include the Domestic EBITDA attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $5,000,000 and (ii) exclude the Domestic EBITDA of any asset or group of related assets disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $5,000,000."

     (4) The definition of "EBITDA" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'EBITDA' means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business, and charges and expenses related to this Agreement, (iii) charges related to settlement of the Shareholder Lawsuits and the Golden Care or SunCare Litigation as described in the Borrower's Form 10-K filed immediately prior to the Agreement Date not to exceed in aggregate amount the remainder of $31,000,000 minus any insurance proceeds received in connection with any such settlement, (iv) charges related to the RCA Acquisition, the Contour Acquisition, the Acquisition of Regency and non-recurring items recognized by RCA which would have qualified as purchase accounting adjustments had the RCA Acquisition been accounted for as a purchase rather than a pooling not to exceed $65,000,000 in aggregate amount, and (v) charges taken by RCA not to exceed $20,000,000 in aggregate amount related to impairment loss, as determined by Statement of Financial Accounting Standards No. 121, provided that items, charges and expenses set forth above (including, without limitation, the charges set forth in clauses (iii), (iv) and (v)immediately preceding) shall apply to the period in which such items, charges and expenses are set forth in the financial statements delivered to the Lenders pursuant to SECTION 6.1 or 6.2 hereof, as appropriate), plus (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation and amortization, plus (c) to the extent included in determining pre-tax net income, Dividends paid in respect of the Sun Financing Preferred Securities, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of EBITDA with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, EBITDA shall be adjusted, on a pro-forma basis, to (i) include the EBITDA attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $5,000,000 and (ii) exclude the EBITDA of any asset or group of related assets disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $5,000,000."

     (5) The definition of "NET WORTH" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'NET WORTH' means, for the Borrower and its Subsidiaries, on a consolidated basis (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, Net Worth shall be calculated for the Borrower and its Restricted Subsidiaries on a consolidated basis, but adjusted to exclude (i), (ii) and (iii) immediately following for Non-Guaranteeing Restricted Subsidiaries), determined in accordance with GAAP, the sum of (i) capital stock taken at par value, plus (ii) capital surplus, plus (iii) retained earnings less treasury stock; provided, however, notwithstanding the above, for purposes of calculation of Net Worth (but without duplication) there shall be added to Net Worth an amount equal to 50% of the aggregate liquidation amount of the outstanding Sun Financing Preferred Securities."

     (6) The definition of "PERMITTED LIENS" set forth in SECTION 1.1 of the Credit Agreement is hereby amended by deleting all references to "Section 7.1(k)" in clause (f) thereof and inserting "Section 7.1(l)" in lieu thereof.

     (7) SECTION 1.1 of the Credit Agreement is hereby amended by adding the following defined term thereto in proper alphabetical order:

          "'ISRAEL INVESTMENT' means the direct or indirect Investment by the Borrower in the capital stock of a Company located in Israel not to exceed $5,000,000 in aggregate amount."

     (8) SECTION 2.5(c) of the Credit Agreement is hereby amended to read as follows:

          "(c) PREPAYMENTS FROM SALES OF ASSETS. Concurrently with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any Restricted Subsidiary of the Borrower of any assets, including any Equity of any Subsidiary, whether through the conversion of Indebtedness or otherwise (other than sales or dispositions of assets permitted pursuant to (A) clauses (i) through (iii) of SECTION 7.4(a) hereof, (B) clause (viii) of SECTION 7.4(a) hereof, to the extent that the aggregate book value of assets sold pursuant to such clause (viii) during any fiscal year does not exceed $5,000,000, (C) SECTION 7.16 hereof, and (D) the Regency Sale Leaseback, the Borrower shall apply (i) an amount equal to 100% of such aggregate Net Cash Proceeds at any time that the Leverage Ratio set forth in the Compliance Certificate received by the Lenders immediately preceding such sale or disposition (as adjusted to give effect, on a pro forma basis, to the application of the Net Cash Proceeds thereof as provided herein and as certified to the Lenders by the chief financial officer of the Borrower prior to such application of such Net Cash Proceeds) is equal to or greater than 5.50 to 1 or (ii) an amount equal to 50% of such aggregate Net Cash Proceeds (excluding, however, any amount of such Net Cash Proceeds which are used within 180 days of such sale or disposition to purchase assets to be used in the business of the Borrower and its Restricted Subsidiaries described in SECTION 4.1(d) hereof) at any time that the Leverage Ratio set forth in the Compliance Certificate received by the Lenders immediately preceding such sale or disposition (as adjusted to give effect, on a pro forma basis, to the application of the Net Cash Proceeds thereof as provided herein and as certified to the Lenders by the chief financial officer of the Borrower prior to such application of such Net Cash Proceeds) is less than 5.50 to 1 to prepay Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances (and, thereafter, Revolving Credit Advances (or provide cash collateral in the amount of such Net Cash Proceeds for the outstanding Reimbursement Obligations to the extent that Revolving Credit Advances are not outstanding) when there are no Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances outstanding). Each such prepayment of Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances shall be applied PRO RATA to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances, in each case PRO RATA based upon the respective principal amounts of such installment payments then unpaid. Any prepayment of Revolving Credit Advances (or cash collateral provided in respect of Reimbursement Obligations) pursuant to this SECTION 2.5(c) shall permanently reduce the Revolving Credit Commitment by the amount of such prepayment or cash collateral."

     (9) SECTION 7.1(i) of the Credit Agreement is hereby amended to read as follows:

          "(i) Guaranties by the Borrower of obligations of Foreign Subsidiaries (including Indebtedness pursuant to letters of credit in respect of obligations of Foreign Subsidiaries, and to the extent that such Guaranty relates to Operating Leases, such Guaranty to be calculated as an amount equal to the product of rental expense for the four fiscal quarters immediately preceding the date of calculation subject to the terms of such

     Guaranty multiplied by eight), together with net Investments pursuant to
     SECTION 7.3(j) which are in Foreign Entities and Acquisition Consideration for all Foreign Subsidiaries pursuant to SECTION 7.5(b) hereof, not to exceed (i) for fiscal year 1998, the sum of (A) $55,000,000 plus (B) the Israel Investment, and (ii) for each fiscal year thereafter, (A) $60,000,000 or (B) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1; PROVIDED, HOWEVER, the aggregate amount of any such individual Guaranty shall not exceed $30,000,000;"

     (10) SECTION 7.1(l) of the Credit Agreement is hereby amended to read as follows:

          "(l) other Indebtedness not to exceed in aggregate principal amount outstanding at any time 5% of the Total Assets of the Borrower and its Restricted Subsidiaries on a consolidated basis; PROVIDED, HOWEVER, the aggregate amount of such Indebtedness which is not used to finance existing Indebtedness or finance as a Synthetic Lease the obligations with respect to which were previously classified as an Operating Lease may not exceed 3% of the Total Assets of the Borrower and its Restricted Subsidiaries on a consolidated basis."

     (11) SECTION 7.3(j) of the Credit Agreement is hereby amended to read as follows:

          "(j) other Investments primarily related to the business of providing healthcare services, including nursing care, rehabilitation therapy and other specialized healthcare services (i) in Domestic Entities (including Non-Guaranteeing Restricted Subsidiaries), not to exceed, together with the aggregate Acquisition Consideration for all Non-Guaranteeing Restricted Subsidiaries (other than Sun Financing) acquired pursuant to SECTION 7.5(a)(ii) hereof, $50,000,000 in aggregate principal amount, and (ii) in Foreign Entities (calculated net of any repayment of loans and advances by Foreign Entities) together with the Acquisition Consideration for all Foreign Subsidiaries acquired pursuant to SECTION 7.5(b) hereof and obligations in respect of Guaranties pursuant to SECTION 7.1(i) hereof, not to exceed (A) for fiscal year 1998, the sum of (y) $55,000,000 plus (z) the Israel Investment, and (B) for each fiscal year thereafter, (y) $60,000,000 or (z) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1; PROVIDED, HOWEVER, that no individual Investment in any Foreign Entity shall exceed $30,000,000."

     (12) SECTION 7.4(a) of the Credit Agreement is hereby amended by deleting "$1,000,000" from the penultimate line thereof and inserting "$5,000,000" in lieu thereof.

     (13) SECTION 7.5 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.5   ACQUISITIONS.  The Borrower shall not, and shall not
     permit any of its Restricted Subsidiaries to, make, in one or more transactions, any (a) Acquisition during any fiscal year, unless (i) the Acquisition is set forth on SCHEDULE 14 hereto or

     (ii)(A) the Acquisition is of a Restricted Subsidiary or of the assets of a Domestic Entity, (B) the Acquisition Consideration therefor is less than
     (y) $75,000,000 or (z) $100,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1, (C) the sum of the Acquisition Consideration therefor, together with the Acquisition Consideration given for all other such Acquisitions during such fiscal year, is less than (y) $100,000,000 or (z) $150,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1, (D) each of such Restricted Subsidiary and its Restricted Subsidiaries (in each case other than a Non-Guaranteeing Restricted Subsidiary), if any, becomes a party to a Subsidiary Guaranty and the Intercompany Line of Credit and all the capital stock of, or equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) and its Restricted Subsidiaries, if any (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) shall be pledged pursuant to a Pledge Agreement, and (E) notwithstanding clauses (B) and (C) immediately above, if the Acquisition is of a Restricted Subsidiary which is a Non-Guaranteeing Restricted Subsidiary, the aggregate Acquisition Consideration for all Non-Guaranteeing Restricted Subsidiaries (other than Sun Financing), together with the aggregate Investments made pursuant to SECTION 7.3(j)(i) hereof, is less than or equal to $50,000,000 in aggregate amount at all times; or (b) Acquisition of a Foreign Subsidiary, during any fiscal year, unless (i) the Acquisition Consideration for all such Acquisitions, together with the aggregate amount of obligations incurred in respect of Guaranties pursuant to SECTION 7.1(i) and Investments made pursuant to
     SECTION 7.3(j) which are in Foreign Entities, does not exceed (A) for fiscal year 1998, the sum of (y) $55,000,000 plus (z) the Israel Investment, and (B) for each fiscal year thereafter, (y) $60,000,000 or (z) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1; (ii) the Acquisition Consideration for any single Acquisition or series of related Acquisitions does not exceed $30,000,000 and (iii) to the extent such Foreign Subsidiary is not an Inactive Subsidiary or a Subsidiary of a Foreign Subsidiary, an amount of the capital stock of such Foreign Subsidiary necessary to cause the Administrative Agent to have a security interest in, and pledge of, all of the capital stock of, or other equity interest in, such Foreign Subsidiary owned by the pledgor or such lesser amount such that in any case not more than 66% of all of the capital stock of, or other equity interest in, such Foreign Subsidiary, shall be pledged pursuant to a Foreign Subsidiary Pledge Agreement."

     (14) SECTION 7.9 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.9   FIXED CHARGE COVERAGE RATIO.  The Borrower shall not
     permit the Fixed Charge Coverage Ratio to be less than (a) 1.25 to 1 at the end of the fiscal quarter ending September 30, 1998 and at the end of any fiscal quarter thereafter through and including September 30, 2000, (b)
     1.35 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2001, (c) 1.40 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2003, and (d) 1.50 to 1 at the end of any fiscal quarter thereafter."

     (15) SECTION 7.10 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.10 LEVERAGE RATIO. The Borrower shall not permit the Leverage Ratio to be greater than (a) 6.90 to 1 at the end of the fiscal quarter ending September 30, 1998 and at the end of any fiscal quarter thereafter through and including March 31, 1999, (b) 6.75 to 1 at the end of the fiscal quarters ending June 30, 1999 and September 30, 1999, (c)
     6.50 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2000, (d) 6.25 to the end of any fiscal quarter thereafter through and including September 30, 2001, (e) 6.00 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2002, (f)
     5.50 at the end of any fiscal quarter thereafter through and including September 30, 2003, (g) 5.25 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2004 and (h) 5.00 to 1 at the end of any fiscal quarter thereafter."

     (16) SECTION 7.11 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.11 NET WORTH. The Borrower shall not permit Net Worth at the end of any fiscal quarter to be less than $491,000,000, plus (a) an amount equal to 50% of the aggregate liquidation amount of the outstanding Sun Financing Preferred Securities, plus (b) an amount equal to 75% of cumulative Net Income for the period from July 1, 1998 through the end of such fiscal quarter (but excluding from the calculation of such cumulative Net Income the effect of any fiscal quarter for which Net Income was a negative number), plus (c) an amount equal to 100% of the net worth of any Person that becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or substantially all of the assets of which are acquired by the Borrower or any of its Subsidiaries to the extent the purchase price therefor is paid in equity securities of the Borrower or any of its Subsidiaries, plus (d) 75% of the increase in shareholders' equity of the Borrower pursuant to offerings of equity securities of the Borrower or any of its Subsidiaries or pursuant to the conversion or exchange of any convertible subordinated debt or redeemable preferred stock into equity securities of the Borrower or any of its Subsidiaries."

     (17) SECTION 7.18 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.18 SENIOR DEBT TO EBITDAR RATIO. The Borrower shall not permit the Senior Debt to EBITDAR Ratio to be greater than (a) 5.75 to 1 at the end of the fiscal quarter ending September 30, 1998 and at the end of any fiscal quarter thereafter through and including September 30, 1999, (b)
     5.50 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2000, (c) 5.25 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2001, (d) 5.00 to 1 at the end of any fiscal quarter thereafter through and including September 30, 2002, and (e) 4.50 to 1 at the end of any fiscal quarter thereafter."

     (18) The Compliance Certificate is hereby amended to be in the form of EXHIBIT G hereto.

     2. WAIVER. Subject to the terms hereof, the Lenders hereby agree that the Alpha Acquisition shall be excluded from the restrictions set forth in SECTIONS 7.1(i), 7.3(j) and 7.5(b) hereof.

     3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1 and the waiver contemplated by the foregoing Section 2:

     (1) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date;

     (2) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (3) the Borrower has full power and authority to execute and deliver this Fourth Amendment, and the Credit Agreement, as amended hereby, the execution, delivery and performance of this Fourth Amendment and the Credit Agreement, as amended hereby, has been duly authorized by all corporate action of the Borrower, and this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (4) neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will contravene or conflict with any law, rule or regulation to which the Borrower or any of its Subsidiaries is subject, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (5) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the (i) execution, delivery or performance by the Borrower of this Fourth Amendment and the Credit Agreement, as amended hereby, or (ii) acknowledgment of this Fourth Amendment by each Guarantor.

     4. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective (and the adjustment of the Applicable LIBOR Rate Margin provided herein) as of October 30, 1998, subject to the following:

     (1) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Determining Lenders; provided, however, notwithstanding this Section 4, the amendment of SECTION 2.5(c) of the Credit Agreement provided for in SECTION 1(h) of this Fourth Amendment shall not be effective unless and until Lenders whose Total Specified Percentages aggregate at least 66-2/3% shall have executed counterparts of this Fourth Amendment;

     (2) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;

     (3) the representations and warranties set forth in Section 3 of this Fourth Amendment shall be true and correct; and

     (4) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall require.

     5. AMENDMENT FEE. The Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Fourth Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, October 28, 1998 in an amount equal to the product of (a) 0.25% multiplied by
(b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances, Facility B Term Loan Advances or Facility C Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances, Facility B Term Loan Advances and Facility C Term Loan Advances owed to such Lender. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender no later than one Business Day after the date which this Fourth Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this Section 5 shall be an Event of Default under
SECTION 8.1(b)(i) of the Credit Agreement.

     6.   REFERENCE TO THE CREDIT AGREEMENT.

     (1) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

     (2) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     7.   GUARANTOR'S ACKNOWLEDGMENT.  By signing below, each of the Guarantors
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, and (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment, (ii) hereby ratified and confirmed and (iii) not subject to any claims, offsets, defenses or counterclaims.

     8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).

     9. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Co-Agents, the Administrative Agent and each Lender and their respective successors and assigns.

     11. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as the date first above written.

                                   SUN HEALTHCARE GROUP, INC.



                                   By:
                                           -------------------------------------
                                           Robert D. Woltil
                                           Chief Financial Officer


                                   NATIONSBANK, N.A., as Administrative
                                   Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           F. Scott Singhoff
                                           Senior Vice President

                                   700 Louisiana Street, 8th Floor
                                   Houston, Texas 77002
                                   Attn:   F. Scott Singhoff
                                           Senior Vice President



                                   BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                   ASSOCIATION, as a Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   555 South Flower Street, 11th Floor
                                   Los Angeles, California 90071
                                   Attn:   Lucy B. Nixon

                                   SCOTIABANC INC., as a Co-Agent and as a
                                   Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   600 Peachtree Street, N.E., Suite 2700
                                   Atlanta, Georgia 30308-2214
                                   Attn:   Dana Maloney


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a
                                   Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   US Corporate Banking Division
                                   1251 Avenue of the Americas, 12th Floor
                                   New York, New York 10020-1104
                                   Attn:   Douglas J. Weir


                                   CREDIT LYONNAIS NEW YORK BRANCH, as a
                                   Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Farboud Tavangar
                                           First Vice President

                                   1301 Avenue of the Americas, 18th Floor
                                   New York, New York 10019-6022
                                   Attn:   Farboud Tavangar
                                           First Vice President

                                   CREDIT SUISSE FIRST BOSTON, as a Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   11 Madison Avenue, 20th Floor
                                   New York, New York 10010
                                   Attn:   Robert B. Potter


                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   350 South Grand Avenue, Suite 3000
                                   Los Angeles, California 90071
                                   Attn:   Yoshiaki Kozano


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Douglas E. Maher
                                           Vice President

                                   60 Wall Street, 22nd Floor
                                   New York, New York 10260
                                   Attn:
                                           -------------------------------------



                                   PNC BANK, NATIONAL ASSOCIATION, as a Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   1 PNC Plaza - 6th Floor
                                   Mail Stop P1-POPP-06-7
                                   620 Liberty Avenue
                                   Pittsburgh, Pennsylvania 15265
                                   Attn:   Pete Tsludis


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                   NEW YORK BRANCH, as a Co-Agent
                                   and as a Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   245 Park Avenue
                                   New York, New York 10167-0062
                                   Attn:   Corporate Services Department

                                   with a copy to:

                                   13355 Noel Road
                                   One Galleria Tower, Suite 1000
                                   Dallas, Texas 75240
                                   Attn:   David Thomas


                                   THE SUMITOMO BANK, LIMITED, as a Co-Agent and as a Lender



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                        777 South Figueroa Street, Suite 2600
                                        Los Angeles, California 90017
                                        Attn:   Gary Perkins



                                   PARIBAS



                                   By:
                                           -------------------------------------
                                           Glenn Mealey
                                           Director



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   1200 Smith, Suite 3100
                                   Houston, Texas 77002
                                   Attn:   Glenn Mealey
                                           Director


                                   BHF-BANK AKTIENGESELLSCHAFT

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   111 West Ocean Boulevard, Suite 1325
                                   Long Beach, California 90802
                                   Attn:   L. John Stewart
                                           Vice President

                                   with a copy to:

                                   590 Madison Avenue
                                   New York, New York 10022-2540
                                   Attn:   Dan Dobrjanskyj
                                           Assistant Vice President
                                   DRESDNER BANK AG, NEW YORK BRANCH AND GRAND
                                   CAYMAN BRANCH



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                   75 Wall Street, 25th Floor
                                   New York, New York 10005
                                   Attn:
                                         ---------------------------------------


                                   FINOVA CAPITAL CORPORATION

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   311 South Wacker Drive, Suite 4400
                                   Chicago, Illinois 60606
                                   Attn:   Brian T. Williamson


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   1251 Avenue of the Americas
                                   New York, New York 10020-1104
                                   Attn:   Jennifer McNamara




                                   THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY



                                   By:
                                           -------------------------------------
                                           Yasushi Satomi
                                           Senior Vice President and Chief
                                           Manager

                                   801 South Figueroa Street, Suite 500
                                   Los Angeles, California 90071
                                   Attn:   Dean Kawai
                                   Vice President

                                   WELLS FARGO BANK (TEXAS), NATIONAL
                                   ASSOCIATION



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   505 Main Street, Suite 300
                                   Fort Worth, Texas 76102
                                   Attn:   Susan Sheffield
                                           Vice President



                                   AMSOUTH BANK



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   1900 Fifth Avenue North, AST7FL
                                   Birmingham, Alabama 35203
                                   Attn:   Shannon O. Clark
                                           Assistant Vice President




                                   GENERAL ELECTRIC CAPITAL CORPORATION



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   3379 Peachtree Road N.E., Suite 560
                                   Atlanta, Georgia 90326
                                   Attn:   Holly Kaczmarczyk

                                   NATEXIS BANQUE BFCE



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   333 Clay Street, Suite 4340
                                   Houston, Texas 77002
                                   Attn:
                                           -------------------------------------

                                   with a copy to:

                                   Natexis Banque BFCE, New York Branch
                                   645 Fifth Avenue, 20th Floor
                                   New York, New York 10022
                                   Attn:   Joan Rankine

                                   THE ROYAL BANK OF SCOTLAND, plc



                                   By:
                                           -------------------------------------
                                           David Dougan
                                           Vice President

                                   Wall Street Plaza, 26th Floor
                                   88 Pine Street
                                   New York, New York 10005-1801
                                   Attn:   David Dougan

                                   THE SANWA BANK, LIMITED

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   55 East 52nd Street
                                   New York, New York 10036
                                   Attn:   John Feeney
                                           Vice President


                                   SUMMIT BANK


                                   By:
                                           -------------------------------------
                                           Thomas P. Hanrahan
                                           Vice President

                                   250 Moore Street, 2nd Floor
                                   Hackensack, New Jersey 07601
                                   Attn:   Healthcare Financial Services


                                   TORONTO DOMINION (TEXAS), INC.



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   909 Fannin Street, Suite 1700
                                   Houston, Texas 77010
                                   Attn:   Sonja R. Jordan
                                   Manager, Credit Administration

                                   with a copy to:

                                   31 West 52nd Street, 18th Floor
                                   New York, New York 10019
                                   Attn:   David Perlman
                                           Senior Associate

                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   1295 State Street, 1st Floor
                                   Springfield, Massachusetts 01111
                                   Attn:   Steven J. Katz


                                   METROPOLITAN LIFE INSURANCE COMPANY



                                   By:
                                           -------------------------------------
                                          James Dingler
                                          Director

                                   334 Madison Avenue
                                   Convent Station, New Jersey 07961-0633
                                   Attn:   Frank Monfalcone

                                   with a copy to:

                                   Metropolitan Life Insurance Company
                                   1 Madison Avenue, Area 7H
                                   New York, New York 10010
                                   Attn:   Bill Ding, Esq.

                                   KZH III LLC (formerly known as KZH HOLDING
                                   CORPORATION III)



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o The Chase Manhattan Bank
                                   450 West 33rd Street, 15th Floor

                                   New York, New York 10001
                                   Attn:   Virginia Conway


                                   KZH SHENKMAN LLC



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o The Chase Manhattan Bank
                                   450 West 33rd Street, 15th Floor
                                   New York, New York 10001
                                   Attn:   Virginia Conway


                                   PARIBAS CAPITAL FUNDING LLC



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   787 7th Avenue, 32nd Floor
                                   New York, New York 10019
                                   Attn:   Francois Gauvin

                                   with a copy to:

                                   Richard Wagman
                                   State Street Bank & Trust Co.
                                   Two International Place
                                   Boston, Massachusetts 02110
                                   Telephone:     (617) 664-5410
                                   Fax:           (617) 664-5366/67/68


                                   VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   One Parkview Plaza
                                   Oakbrook Terrace, Illinois 60602
                                   Attn:   Jeffrey W. Maillet


                                   PFL LIFE INSURANCE COMPANY



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o AEGON USA Investment Management, Inc.
                                   4333 Edgewood Road NE
                                   Cedar Rapids, Iowa 52499-5335
                                   Attn:   John Bailey


                                   PEOPLES SECURITY LIFE INSURANCE COMPANY



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Peoples Security Life Insurance Company
                                   c/o AEGON USA Investment Management, Inc.
                                   400 West Market Street
                                   Louisville, Kentucky 40202
                                   Attn:   Securities Department - 10th Floor


                                   THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                   COMPANY

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   720 East Wisconsin Avenue
                                   Milwaukee, Wisconsin 53202
                                   Attn:   Securities Department

                                   ROYALTON COMPANY

                                   By:  Pacific Investment Management Company,
                                        as its Investment Advisor



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   840 Newport Center Drive
                                   Newport Beach, California 92656
                                   Attn:   Melissa Fejdasz


                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Merrill Lynch Asset Management
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, New Jersey 08536
                                   Attn:   Gilles Marchand


                                   SENIOR HIGH INCOME PORTFOLIO, INC.

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Merrill Lynch Asset Management
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, New Jersey 08536
                                   Attn:   Gilles Marchand



                                   DEBT STRATEGIES FUND, INC.



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Merrill Lynch Asset Management
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, New Jersey 08536
                                   Attn:   Gilles Marchand


                                   BANKBOSTON, N.A.



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   100 Federal Street, Mail Stop:  01-08-05
                                   Boston, Massachusetts 02110
                                   Attn:
                                           -------------------------------------



                                   CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                                   By:  CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   125 High Street, 14th Floor
                                   Boston, Massachusetts 02110
                                   Attn:   Philip Robbins

                                   with a copy to:

                                   State Street Bank & Trust
                                   Corporate Trust Department
                                   Two International Place
                                   Boston, Massachusetts 02110
                                   Attn:   John Tavares, for the account of
                                           FAFLIC


                                   DEEPROCK & CO.

                                   By:  Eaton Vance Management, as Investment
                                        Advisor



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   24 Federal Street
                                   Boston, Massachusetts 02110
                                   Attn:
                                            ------------------------------------


                                   FRANKLIN FLOATING RATE TRUST



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   777 Mariners Island Boulevard, 7th Floor
                                   San Mateo, California 94404
                                   Attn:
                                           -------------------------------------


                                   ORIX USA CORPORATION



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   780 Third Avenue, 48th Floor
                                   New York, New York 10017-7088
                                   Attn:     Kiyomi Kosaka
                                             Vice President


                                   PILGRIM AMERICA PRIME RATE TRUST



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Pilgrim America Investments, Inc.
                                   Two Renaissance Square
                                   40 North Central Avenue, Suite 1200
                                   Phoenix, Arizona 85004-4424
                                   Attn:
                                           -------------------------------------


                                   NORTHERN LIFE INSURANCE COMPANY



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   100 Washington Avenue South, Suite 800
                                   Minneapolis, Minnesota 55401
                                   Attn:   Tim Warrick

                                   ING HIGH INCOME PRINCIPAL PRESERVATION
                                   OFFERING, L.P.

                                   By:  ING Capital Advisors, Inc., as
                                        Investment Advisor



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o ING Capital Advisors, Inc.
                                   233 South Wacker Drive, Suite 5200
                                   Chicago, Illinois 60606
                                   Attn:   Jane Musser Nelson
                                           Portfolio Manager


                                   ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                   By:  Pilgrim America Investments, Inc., as
                                        its Investment Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Pilgrim America Investments, Inc.
                                   Two Renaissance Square
                                   40 North Central Avenue, Suite 1200
                                   Phoenix, Arizona 85004-3444

                                   with a faxed copy to:

                                   State Street Bank and Trust Company
                                   Corporate Trust Department
                                   Attn:  Ray Welliver
                                   Ref:   Paramount Company
                                   Fax:   (617) 664-5366/5367/5368

                                   SENIOR DEBT PORTFOLIO

                                   By:  Boston Management and Research, as
                                        Investment Advisor



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Boston Management and Research, as
                                   Investment Advisor
                                   24 Federal Street
                                   Boston, Massachusetts 02110

                                   CYPRESSTREE INVESTMENT FUND, LLC

                                   By:  CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   CypressTree Investment Management Company,
                                   Inc.
                                   125 High Street, 14th Floor
                                   Boston, Massachusetts 02110


                                   ML CBO IV (CAYMAN) LTD.

                                   By:  Highland Capital Management, L.P., as
                                        Collateral Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Highland Capital Management, L.P.
                                   1150 Two Galleria Tower
                                   13455 Noel Road, LB #45
                                   Dallas, Texas 75240
                                   Attn:   Mark Okada


                                   PAMCO CAYMAN LTD.

                                   By:  Highland Capital Management, L.P., as
                                        Collateral Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Highland Capital Management, L.P.
                                   1150 Two Galleria Tower
                                   13455 Noel Road, LB #45
                                   Dallas, Texas 75240
                                   Attn:   Mark Okada


                                   MERRILL LYNCH PRIME RATE PORTFOLIO

                                   By: Merrill Lynch Asset Management, L.P., as Investment Advisor



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Merrill Lynch Prime Rate Portfolio
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, New Jersey 08536
                                   Attn:   Jill Montanye

                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                   INCORPORATED



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated
                                   250 Vesey Street
                                   World Financial Center
                                   16th Floor, North Tower
                                   New York, New York 10281
                                   Attn:   Janet Hansen


                                   INDOSUEZ CAPITAL FUNDING III, LIMITED

                                   By:  Indosuez Capital Luxembourg, as
                                   Collateral Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Queensgate Bank & Trust Company Limited
                                   P.O. Box 30464 SMB/South Church Street
                                   Ugland House, 5th Floor
                                   George Town
                                   Grand Cayman, Cayman Islands
                                   British West Indies

                                   with copies to:

                                   Indosuez Capital Funding III, Limited
                                   c/o Texas Commerce Bank N.A.
                                   Attn:   Joe Elston, Asset Backed Group
                                   A/C 17499
                                   600 Travis Street, 8th Floor
                                   Houston, Texas 77002-8039
                                   and

                                   Indosuez Capital
                                   1211 Avenue of the Americas, 7th Floor
                                   New York, New York 10036-8701
                                   Attn:   Francoise Berthelot


                                   ARES LEVERAGED INVESTMENT FUND, L.P.



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   1999 Avenue of the Stars, Suite 1900
                                   Los Angeles, California 90067
                                   Attn:   Jeff Moore
                                           Principal



                                   ARCHIMEDES FUNDING, L.L.C.

                                   By:  ING Capital Advisors, Inc., as
                                        Collateral Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o ING Capital Advisors, Inc.
                                   333 South Grand Avenue, Suite 4250
                                   Los Angeles, California 90071
                                   Attn:   Jane Musser Nelson
                                           Portfolio Manager


                                   BANK POLSKA KASA OPIEKI, S.A.
                                   PEKAO S.A. GROUP, NEW YORK BRANCH

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   470 Park Avenue South, 15th Floor
                                   New York, New York 10016


                                   ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN
                                   AG - NEW YORK



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   280 Park Avenue
                                   West Building, 32nd Floor
                                   New York, New York 10017

                                   ROYAL BANK OF CANADA



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   One Financial Square
                                   New York, New York 10005-3531
                                   Attention:   Linda Swanston

                                   VAN KAMPEN CLO I, LIMITED

                                   By:  VAN KAMPEN AMERICAN CAPITAL MANAGEMENT,
                                        INC., as Collateral Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Van Kampen American Capital
                                   One Parkview Plaza
                                   Oakbrook Terrace, Illinois 60181
                                   Attention:   Brian Murphy

                                   with a copy to:

                                   Texas Commerce Bank N.A.
                                   Trust Clearing Account
                                   600 Travis, 8th Floor
                                   Houston, Texas 77002
                                   Attention:   Elaine Mah




                                   BALANCED HIGH-YIELD FUND I LTD.

                                   By:  BHF-BANK AKTIENGESELLSCHAFT, acting
                                        through its New York Branch, as
                                        attorney-in-fact



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o State Street Bank & Trust Company
                                   Two International Place
                                   Boston, Massachusetts 02110
                                   Attention:   Steve O'Brien

                                   with a copy to:

                                   Balanced High-Yield Fund I Ltd.
                                   c/o BHF-Bank Aktiengesellschaft
                                   590 Madison Avenue
                                   New York, New York 10022
                                   Attention:   Dan Dobrjanskyj



                                   DELANO COMPANY

                                   By:  Pacific Investment Management Company,
                                        as its Investment Advisor



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Pacific Investment Management Co.
                                   840 Newport Center Drive
                                   Newport Beach, California 92658

                                   with a copy to:

                                   Chase Bank of Texas National Association
                                   601 Travis Street, 8th Floor
                                   Houston, Texas 77002
                                   Attention:   Delano Company


                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                   INCOME STRATEGIES PORTFOLIO

                                   By: Merrill Lynch Asset Management, L.P., as Investment Advisor



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   c/o Merrill Lynch Asset Management
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, New Jersey 08536
                                   Attention:   Ann Marie Smith - Trade Closing
                                                Colleen Wade - Daily Loan
                                                Activity

                                   with a copy to:

                                   Sheri Smith
                                   MLAS Accounting
                                   68-70 Boulevard de la Petrruase
                                   L-2320 Luxembourg


                                   DEBT STRATEGIES FUND II, INC.



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                   PAM CAPITAL FUNDING LP

                                   By:  Highland Capital Management, L.P., as
                                        Collateral Manager



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Highland Capital Management, L.P.
                                   1150 Two Galleria tower
                                   13455 Noel Road, LB #45
                                   Dallas, Texas 75240
                                   Attn:   Mark Okada


                                   VAN KAMPEN AMERICAN CAPITAL SENIOR INCOME
                                   TRUST



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Van Kampen American Capital
                                   One Parkview Plaza
                                   Oakbrook Terrace, Illinois 60181
                                   Attn:   Sean Kelley


                                   FRANKLIN FLOATING RATE FUND



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   777 Mariners Island Boulevard, 7th Floor
                                   San Mateo, California 94404
                                   Attn:
                                                 -------------------------------



                                   BARCLAYS BANK PLC



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   Barclays Bank PLC
                                   222 Broadway
                                   New York, New York 10038
                                   Attn:   Hema DiVatia


                                   CAPTIVA III FINANCE, LTD., as advised by
                                   Pacific Investment Management Company



                                   By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                   State Street Bank and Trust Co.
                                   2 International Place, 6th Floor
                                   Boston, Massachusetts 02110
                                   Attn:   Mike Abril

                                   with a copy to:

                                   Travis Carr
                                   Captiva III Finance, Ltd.
                                   c/o Pacific Investment Management Co.
                                   840 Newport Center Drive
                                   Newport Beach, California 92658

ACKNOWLEDGED AND AGREED:

Sundance Rehabilitation Corporation, a Connecticut corporation
SunQuest Consulting, Inc., a New Mexico corporation
Sunrise Healthcare Corporation, a New Mexico corporation
SunScript Pharmacy Corporation, a New Mexico corporation
Sunrise Rehab of Colorado, Inc., a Colorado corporation
Sunrise Healthcare of Colorado, Inc., a Colorado corporation
Sunrise Healthcare of Florida, Inc., a Florida corporation
LTC Staffinders, Inc., a Connecticut corporation
SunSpectrum Outpatient Rehabilitation-Concord, Inc., a Massachusetts corporation Nursing Home Inc., a Washington corporation
Living Services, Inc., a Washington corporation
Bay Colony Health Service, Inc., a Massachusetts corporation
Bergen Eldercare, Inc., a New Jersey corporation
Community Re-Entry Services of Cortland, Inc., a Delaware corporation
G-WZ of Stamford, Inc., a Connecticut corporation

Manatee Springs Nursing Center, Inc., a Florida corporation
Mediplex Management, Inc., a Massachusetts corporation
Mediplex Management of Palm Beach County, Inc., a Florida corporation Mediplex Management of Texas, Inc., a Texas corporation
Sun Healthcare Inc., a Colorado corporation
Mediplex of Concord, Inc., a Massachusetts corporation
Mediplex of Connecticut, Inc., a Connecticut corporation
Mediplex of Kentucky, Inc., a Kentucky corporation
Mediplex of Maryland, Inc., a Maryland corporation
Mediplex of Massachusetts, Inc., a Massachusetts corporation
Mediplex of New Hampshire, Inc., a New Hampshire corporation
Mediplex of New Jersey, Inc., a New Jersey corporation
Mediplex of New York, Inc., a New York corporation
Mediplex of Ohio, Inc., an Ohio corporation
Mediplex of Tennessee, Inc., a Tennessee corporation
Mediplex Atlanta Rehabilitation Institute, Inc., a Georgia corporation Mediplex Rehabilitation of Massachusetts, Inc., a Massachusetts corporation P.M.N.F. Management, Inc., a New Jersey corporation
Quality Care Holding Corp., a Massachusetts corporation
Quality Nursing Care of Massachusetts, Inc., a Massachusetts corporation Spofford Land, Inc., a New Hampshire corporation
Sun Care Corp., a Delaware corporation
HSR Management, Inc., a Delaware corporation
CareerStaff Management, Inc., a Delaware corporation
PRI, Inc., a Texas corporation
CareerStaff Unlimited, Inc., a Delaware corporation
CareerStaff HSR, Inc., a Delaware corporation
Healthcare Staff Resources, Inc., a Texas corporation
SunBridge, Inc., a New Mexico corporation
SunMark of New Mexico, a New Mexico corporation
SunChoice Medical Supply, Inc., a New Mexico corporation
HTA of New Jersey, Inc., a New Jersey corporation
New Bedford Acquisition Corp., a Massachusetts corporation
New Bedford Nursing Center, Inc., a Massachusetts corporation
Worcester Nursing Center, Inc., a Massachusetts corporation.
Cal-Med, Inc., a California corporation
Clipper Home Affiliates, Inc., a New Hampshire corporation
Clipper Home of North Conway, Inc., a New Hampshire corporation
Clipper Home of Portsmouth, Inc., a New Hampshire corporation
Clipper Home of Rochester, Inc., a New Hampshire corporation
Clipper Home of Wolfeboro, Inc., a New Hampshire corporation
Golan Healthcare Group, Inc., a Massachusetts corporation
Goodwin Nursing Home, Inc., a New Hampshire corporation
HC, Inc., a Kansas corporation

Langdon Place of Dover, Inc., a New Hampshire corporation Langdon Place of Exeter, Inc., a New Hampshire corporation Langdon Place of Nashua, Inc., a New Hampshire corporation Masthead Corporation, a New Mexico corporation
Mediplex of Virginia, Inc., a Virginia corporation
Oakview Treatment Centers of Kansas, Inc., a Kansas corporation Pharmacy Factors of California, Inc., a California corporation Pharmacy Factors of Florida, Inc., a Florida corporation Pharmacy Factors of Texas, Inc., a Texas corporation
PHS Continuing Education, Inc., a Texas corporation
Premier Health Staff, Inc., a Texas corporation
SHG International Holdings, Inc., a Delaware corporation
Special Medical Services, Inc., a Texas corporation
SunAlliance Health care Services, Inc., a Delaware corporation SunCare Respiratory Services, Inc., an Indiana corporation SunFactors, Inc., a Florida corporation
Sun Lane Purchase Corporation, a New Mexico corporation SunSolution, Inc., a Delaware corporation
The Mediplex Group, Inc., a Massachusetts corporation
Hospital Therapy Service of Texas, Inc., a Texas corporation Regency Health Services, Inc, a Delaware corporation
Braswell Enterprises, Inc., a California corporation
Brittany Rehabilitation Center, Inc., a California corporation Carmichael Rehabilitation Center, a California corporation Coalinga Rehabilitation Center, a California corporation
Covina Rehabilitation Center, a California corporation
Evergreen Rehabilitation Center, a California corporation Fairfield Rehabilitation Center, a California corporation Fullerton Rehabilitation Center, a California corporation Glendora Rehabilitation Center, a California corporation
Grand Terrace Rehabilitation, a California corporation
Hallmark Health Services, Inc., a California corporation
Harbor View Rehabilitation Center, a California corporation Hawthorne Rehabilitation Center, a California corporation Heritage Rehabilitation Center, a California corporation Huntington Beach Convalescent Hospital, a California corporation Jackson Rehabilitation Center, Inc., a California corporation Linda-Mar Rehabilitation Center, a California corporation Meadowbrook Rehabilitation Center, a California corporation Newport Beach Rehabilitation Center, a California corporation North State Home Health Care, Inc., a California corporation Paradise Rehabilitation Center, Inc., a California corporation Paso Robles Rehabilitation Center, a California corporation Regency-North Carolina, Inc., a North Carolina corporation

Regency Rehab Properties, Inc., a California corporation Regency-Tennessee, Inc., a Tennessee corporation
RHS Management Corporation, a California corporation
Rosewood Rehabilitation Center, Inc., a California corporation Shandin Hills Rehabilitation Center, a California corporation Stockton Rehabilitation Center, Inc., a California corporation Vista Knoll Rehabilitation Center, Inc., a California corporation Willowview Rehabilitation Center, a California corporation
First Class Pharmacy, Inc., a California corporation
Care Enterprises, Inc., a Delaware corporation
Americare Homecare, Inc., an Ohio corporation
Care Finance, Inc., a California corporation
Circleville Health Care Corp., an Ohio corporation
Glenville Health Care Corp., a West Virginia corporation
Marion Health Care Corp., an Ohio corporation
New Lexington Health Care Corp., an Ohio corporation
Americare of West Virginia, Inc., a West Virginia corporation Dunbar Health Care Corp., a West Virginia corporation
Beckley Health Care Corp., a West Virginia corporation
Putnam Health Care Corp., a West Virginia corporation
Salem Health Care Corp., a West Virginia corporation
Care Enterprises West, a Utah corporation
Care Home Health Services, a California corporation
SCRS & Communicology Inc., of Ohio, an Ohio corporation
Regency Rehab Hospitals, Inc., a California corporation
Orange Rehabilitation Hospital, Inc., a Delaware corporation
San Bernadino Rehabilitation Hospital, Inc., a Delaware corporation Regency Outpatient Services, Inc., a California corporation Heritage-Torrance Rehabilitation Center
Oasis Mental Health Treatment Center, Inc.
Regency High School, Inc.
Pacific Beach Physical Therapy, Inc.
Peachwood Physical Therapy, Inc.
Regency Rehabilitation Management and Consulting Services, Inc.



By:
     --------------------------------------------------
     Robert D. Woltil
     Chief Financial Officer

Accelerated Care Plus, LLC, a Delaware limited liability company

By: Cal-Med, Inc., a California corporation and HC, Inc., a Kansas corporation, members



          By:
               ----------------------------------------
               Robert D. Woltil
               Chief Financial Officer


Hospital Therapy Service of Michigan, LLC, a Michigan limited liability company

By:  SunCare Respiratory Services, Inc., an Indiana corporation, member



     By:
          ----------------------------------------
          Robert D. Woltil
          Chief Financial Officer


Therapists Unlimited-Baltimore/Washington, D.C., L.P., a Texas limited partnership
Therapists Unlimited-Chicago II, L.P., a Texas limited partnership Therapists Unlimited-Detroit II, L.P., a Texas limited partnership Therapists Unlimited-Fresno, L.P., a Texas limited partnership Therapists Unlimited-Indianapolis, L.P., a Texas limited partnership Therapists Unlimited-New Orleans, L.P., a Texas limited partnership Therapists Unlimited-Philadelphia, L.P., a Texas limited partnership Therapists Unlimited-San Francisco, L.P., a Texas limited partnership Therapists Unlimited-Seattle, L.P., a Texas limited partnership Therapists Unlimited-Travelers, L.P., a Texas limited partnership
HSR Partners, L.P.

By: CareerStaff Management, Inc., a Delaware corporation and the general partner of the above-listed limited partnership Guarantors



          By:
               ----------------------------------------
               Robert D. Woltil
               Chief Financial Officer

West Jersey/Mediplex Rehabilitation, L.P.

By:  Mediplex of New Jersey, Inc., a New Jersey corporation and its general partner



     By:
          ---------------------------------------------
          Robert D. Woltil
          Chief Financial Officer


Address for all Guarantors:
101 Sun Lane, N.E.
Albuquerque, New Mexico 87109
Attn:  Chief Financial Officer